FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) February 3, 2004

HCA INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EX-99 PRESS RELEASE

ITEM 9. REGULATION FD DISCLOSURE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is being furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12 “Results of Operations and Financial Conditions.” On February 3, HCA Inc. issued a press release announcing operating results for the fourth quarter and year ended December 31, 2003, the text of which is set forth in Exhibit 99.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

	By:	/s/ R. MILTON JOHNSON

R. Milton Johnson Senior Vice President and Controller

DATED: February 3, 2004